Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,053.84
Total Fee Amount	2,053.84
Total Transaction Valuation	13,414,990.62
Total Offset Amount	0.00
Net Fee	$ 0.00